AMENDED AND RESTATED

                                 CODE OF ETHICS

                                     OF THE

                                OPPENHEIMER FUNDS

                               Dated March 1, 2000


     This Code of Ethics has been adopted by each of the investment companies for which OppenheimerFunds, Inc. ("OFI") or its subsidiaries acts as investment adviser (the "Oppenheimer funds"); by OFI and each of its subsidiaries; and also by OppenheimerFunds Distributor, Inc. ("OFDI"), the principal underwriter of the Oppenheimer funds, in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of recommended investments and investment intentions of the Oppenheimer funds, other investment companies and other clients for which OFI or its affiliates act as adviser or sub-adviser (collectively, "Advisory Clients") may abuse their fiduciary duties and otherwise to deal with the type of conflict of interest situations to which the rule is addressed.

     In general, the fiduciary principles that govern personal investment activities reflect, at the minimum, the following: (1) the duty at all times to place the interests of Advisory Clients first; (2) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that Advisory Client personnel should not take inappropriate advantage of their positions.

     1.  Important General Prohibitions

         The specific provisions and reporting requirements of this Code of Ethics are concerned primarily with those investment activities of a Covered Person (as defined below) who may benefit from or interfere with the purchase or sale of portfolio securities by Advisory Clients. However, both the Rule and this Code of Ethics prohibit any officer or director of an Advisory Client as well as any Affiliate (as defined below) from using information concerning the investment intentions of Advisory Clients, or their ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of any Advisory Client. Specifically, the Rule makes it unlawful for any such person, directly or indirectly in connection with the purchase or sale of a "security held or to be acquired" by any Advisory Client to:

         (i) employ any device, scheme or artifice to defraud such Advisory Client;

         (ii) make to such Advisory Client any untrue statement of a material fact or omit to state to such Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         (iii) engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such Advisory Client; or

         (iv) engage in any manipulative practice with respect to such Advisory Client.

2.    Definitions - As used herein:
      ----------------------------

         "Advisory Client" means any Oppenheimer fund, other investment company or other client for which OFI or its affiliates act as adviser or sub-adviser.

         "Affiliate" means any officer, director, trustee or employee of OFI, OFDI, Centennial Asset Management Corporation ("CAMC"), HarbourView Asset Management Corporation ("HarbourView") or Trinity Investment Management Corporation ("Trinity") as well as any persons who directly or indirectly control (as defined in the Act) their activities. It includes but is not limited to "Covered Persons," other than Independent Directors.

         "Beneficial Interest" means any interest by which an Affiliate or Covered Person, or any member of his or her immediate family (relative by blood or marriage) living in the same household), can directly or indirectly derive a monetary benefit from the purchase, sale or ownership of a security except such interests as a majority of the Independent Directors of the affected Oppenheimer fund(s) shall determine to be too remote for the purpose of this Code of Ethics.

         "Covered Persons" means, in addition to the officers and directors of OFI, OFDI, CAMC, HarbourView, Trinity and/or any of the Oppenheimer fund (1) any person who, in connection with his regular functions or duties, participates in the selection of, or regularly obtains information regarding, the Securities currently being purchased, sold or considered for purchase or sale by any Advisory Client, and who is also an employee of OFI, CAMC, HarbourView, Trinity or any other entity adopting this Code of Ethics or, for the purposes of Paragraph 5(j) solely, the Sub-Adviser; and (2) any natural person in a control relationship to an Advisory Client or its investment adviser who obtains information concerning recommendations made to the Advisory Client with regard to the purchase or sale of Securities by the Advisory Client.

         "Independent Director" means any director or trustee of an investment company who is not an "interested person" of OFI, any of its parents or subsidiaries, or any of the Oppenheimer funds as defined by Section 2(a)(19) of the Act.

         "Investment Person" means (1) a Portfolio Manager, (2) a securities analyst or trader who provides information and advice to Portfolio Managers or who helps execute a Portfolio Manager's decisions, (3) any other person who, in connection with his/her duties, makes or participates in making recommendations regarding an Advisory Client's purchase or sale of securities, and (4) any natural person in a control relationship to an Advisory Client or its investment adviser who obtains information concerning recommendations made to the Advisory Client with regard to the purchase or sale of Securities by the Advisory Client.

         "Oppenheimer fund" for purposes of this Code of Ethics means any investment company registered under the Investment Company Act for which OFI, CAMC, HarbourView, or Trinity is the investment adviser or sub-adviser.

         "Portfolio Manager" means an individual entrusted with the direct responsibility and authority to make investment decisions affecting a particular Advisory Client.

         "Security" includes any warrant or option to acquire or sell a security and financial futures contracts, but excludes securities issued by the U.S. government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments including repurchase agreements, and shares of any open-end mutual fund which is not affiliated with OFI or any affiliate of OFI. "High quality short-term debt instrument" shall mean an instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (NRSRO).

         References to a "Security" in the Code of Ethics shall include any warrant for, option in, or security or other instrument immediately convertible into or whose value is derived from that "Security" and any instrument or right which is equivalent to that "Security."

         "Security Held or to be Acquired" by an Advisory Client means any Security which, within the most recent 15 days (1) is or has been held by the Advisory Client or (2) is being considered by the Advisory Client or its investment adviser for purchase by the Advisory Client.

         A security is "being considered for purchase or sale" from the time an order is given by or on behalf of the Portfolio Manager to the order room of an Advisory Client until all orders with respect to that security are completed or withdrawn.

         "Sub-Adviser" means an investment adviser that acts as a sub-adviser to a portfolio advised by OFI or its affiliates.

     3.  Prohibited Transactions

         (a) No Affiliate or Independent Director may purchase or sell any Security in which he or she has or thereby acquires a Beneficial Interest with actual knowledge that a decision to place an order for the purchase or sale of the same Security by an Advisory Client had been made or proposed.

         (b) No Covered Person may purchase or sell any Security in which he or she has or thereby acquires a Beneficial Interest with actual knowledge that, at the same time, such security is "being considered for purchase or sale" by an Advisory Client or that such security is the subject of an outstanding purchase or sale order by an Advisory Client.

         (c) No Investment Person may purchase any Security in an initial public offering. No other Covered Person may, without the express prior written approval of the Administration for which shall set forth the rationale for such pre-approval, acquire any security in a private placement.

         (d) No Investment Person may, without the express prior written approval of the Administrator of this Code of Ethics which shall set forth the rationale supporting such pre-approval, acquire any security in a private placement, and if a private placement security is acquired, such Investment Person must disclose that investment when he/she plays a part in an Advisory Client's subsequent consideration of any investment in that issuer, and in such circumstances, an independent review shall be conducted by Investment Persons who do not have an interest in the issuer and by the Administrator.

         (e) A Portfolio Manager may not purchase or sell any Security within seven (7) days before or after the purchase or sale of that Security by an Advisory Client of which he/she is a Portfolio Manager. Any profits realized with respect to such purchase or sale shall be disgorged.

         (f) An Investment Person may not purchase and sell or sell and purchase any Security within any sixty (60) day period. Any profits realized on such trades shall be disgorged.

         (g) An Investment Person may not accept any gifts or anything else of more than a de-minimis value from any person or entity that does business with or on behalf of an Advisory Client.

         (h) A purchase or sale of a Security by an Investment Person that is otherwise permitted by this Code of Ethics may not be effected until the Investment Person first obtains written pre-clearance from the Administrator or the Administrator's designee and, if such pre-clearance is obtained from the Administrator's designee, a copy of the written pre-clearance is promptly received by the Administrator.

(i) No Investment Person may serve on the board of directors or trustees of a publicly-traded corporation or other business entity without the prior written approval of the Administrator.

(j) No Covered Person other than an Independent Director may sell a security short, except, with prior approval of the Administrator of the Code of Ethics, a short sale as a hedge against a long position in the same security.

(k) A Covered Person, with the exception of an Independent Director, may not purchase or sell options or futures, other than options and futures related to broad-based indices, U.S. Treasury securities, and long portfolio positions in the same or substantially similar security.

     4.  Exempt Transactions

         Neither the prohibitions nor the reporting requirements of this Code apply to:

         (a) Purchases or sales of Securities for an account over which an Affiliate or Covered Person has no direct control and does not exercise indirect control.

         (b) Involuntary purchases or sales made by either an Affiliate or Covered Person or any Fund.

         (c) Purchases which are part of an automatic dividend reinvestment plan.

         (d) Purchases resulting from the exercise of rights acquired from an issuer as part of a pro rata distribution to all holders of a class of securities of such issuer and the sale of such rights.

         (e) Purchases or sales which receive the express written approval and pre-clearance of the Administrator of this Code of Ethics because the purchase or sale will not occasion the improper use of an Advisory Client's proprietary information or an abuse of the individual's position of trust and responsibility to an Advisory Client and because:

              (i) their potential harm to an Advisory Client is remote;

              (ii)they  would be  unlikely  to  affect a highly  institutional market; or

              (iii) they are  clearly not  related  economically  to
                  securities being considered for purchase or sale by an Advisory Client.

     5.  Reporting Requirements

         (a) Within ten (10) days after the end of each calendar quarter, all Covered Persons shall make a written report to the Administrator of this Code of Ethics of all non-exempt securities transactions occurring in the quarter by which they acquired or disposed of a Beneficial Interest in any security and if no non-exempt transaction in a security occurred during the quarter, the written report shall so state.

              However, a Covered Person shall not be considered in violation of this Code of Ethics for not making a quarterly report if all such information required by that report is contained in trade confirmations and account statements previously provided to the Administrator of this Code of Ethics for the time period covered by that quarterly report.

         (b) An Independent Director need only report non-exempt transactions (in which he or she has had a Beneficial Interest) in a Security which, at the time, such Director knew, or in the ordinary course of fulfilling his or her duties, should have known was purchased or sold or was being or had been considered for purchase or sale by an Advisory Client during the fifteen (15) day period immediately preceding or after the date of the Independent Director's transaction and if no non-exempt transaction in a security occurred during the quarter, the written report, if any, shall so state.

         (c) Transactions in an account identified to the Administrator of this Code of Ethics need not be otherwise reported if the Covered Person shall have authorized disclosure of all securities transactions in the account to the Administrator and furnished such Administrator copies of all confirmations and monthly statements pertaining to such account.

         (d) Such quarterly report must contain the following information with respect to each reportable transaction:

              (i) Name(s) in which the account is registered and the date the account was established;

              (ii) Date and nature of the transaction  (purchase,  sale or any other type of acquisition or disposition);

              (iii)Title, number of shares, principal amount, interest rate and maturity (as applicable) of each security and the price at which the transaction was effected;

(iv)  Name of the broker,  dealer or bank with or through whom the transaction was effected; and

              (v)  the date the report is submitted.

         (e) Any such report may contain a statement that it is not to be construed as an admission that the person making it has or had any direct or indirect Beneficial Interest in any security to which the report relates.

         (f) All Covered Persons other than Independent Directors shall arrange for copies of confirmations of all personal securities transactions and periodic statements of securities accounts to be sent directly to the Administrator.

         (g) All Covered Persons other than Independent Directors shall initially, within ten (10) days of becoming a Covered Person, and at least annually thereafter make a written holdings report to the Administrator of the Code of Ethics with the following information (such information, as to the annual report, must be current as of a date no more than 30 days before the report is submitted) :

              (i) Name(s) in which the account is registered and the date the account was established;

              (ii) Title,  number of shares,  principal amount,  interest rate and maturity (as applicable) of  each Security;

              (iii) Name of the broker,  dealer or bank with whom the account is maintained; and

              (iv) the date the report is submitted.

         (h) All Covered Persons shall, at least annually, certify that they have read and understand the Code of Ethics and recognize that they are subject thereto.

         (i) All Covered Persons other than Independent Directors shall certify annually, that they have complied with the requirements of the Code of Ethics and that they have disclosed or reported all personal securities transactions and holdings required to be disclosed or reported pursuant thereto.

         (j) (1) The Sub-Adviser shall, within thirty (30) days after the end of each calendar quarter, submit a written report to the Administrator of the Code of Ethics setting forth all personal securities transactions by all Covered Persons employed by the Sub-Adviser which occurred within fifteen
                   (15) days of a transaction in the same security by an Advisory Client advised by the Sub-Adviser; or

              (2) Alternatively, where a Sub-Advisor for an Oppenheimer fund or portfolio thereof has adopted its own Code of Ethics which is acceptable to the Independent Directors of the Oppenheimer funds and which complies with the provisions of the Rule, then, if acceptable to the Board of Directors of the Oppenheimer fund involved:

                   (i) the  Sub-Adviser's  Code of  Ethics  shall  govern  the activities of the Sub-Adviser and its access persons;

                   (ii)the Administrator of the Sub-Adviser's Code of Ethics
                       shall, within thirty (30) days of the end of each quarter, submit a report to the Board of Directors of each Oppenheimer fund of which it is a Sub-Adviser:

                       (a) certifying that within the last quarter no violations
                           of such Code of Ethics have occurred with respect to Covered Persons of the Oppenheimer funds affiliated with the Sub-Adviser; or

                       (b) if any violations have occurred, a description of the
                           violation, the identity of the individual(s) involved and the sanction, if any, imposed.

                   (iii) the Administrator of the Sub-Adviser's Code of Ethics
                       shall submit a report, at least annually, to the Board of Directors of each Oppenheimer fund sub-advised by Sub-Adviser, containing information similar to that provided by the Administrator of this Code of Ethics pursuant to Section 8(b)(x); and

                   (iv)the Administrator of this Code of Ethics shall not have responsibility for overseeing the Code of Ethics of the Sub-Adviser but shall request, on behalf of the Board of Directors of the Oppenheimer funds, that Sub-Adviser submit the reports required by this Section 5(j).

     6.  Confidentiality of Advisory Client Transactions

         Until disclosed in a public report to shareholders or to the SEC in the normal course, all information concerning the securities "being considered for purchase or sale" by any Advisory Client shall be kept confidential by all Covered Persons and disclosed by them only on a need to know basis in accordance with practices and policies developed and periodically reviewed for their continuing appropriateness by an officer of OFI designated for this purpose by its Chairman or President. It shall be the responsibility of the Administrator of this Code of Ethics to be familiar with such practices and policies and to report any inadequacy found by him to OFI and the directors of the Oppenheimer funds or any committee appointed by them to deal with such information.

     7.  Sanctions

         Any violation of this Code of Ethics shall be subject to the imposition of such sanctions by OFI as may be deemed appropriate under the circumstances to achieve the purposes of the Rule and this Code of Ethics and may include suspension or termination of employment, a letter of censure and/or restitution of an amount equal to the difference between the price paid or received by the affected Advisory Client(s) and the more advantageous price paid or received by the offending person except that sanctions for violation of this Code of Ethics by an Independent Director of an Oppenheimer fund will be determined by a majority vote of its other Independent Directors.

     8.  Administration and Construction

         (a) The administration of this Code of Ethics shall be the responsibility of a person nominated by OFI and approved by the Independent Directors of each of the Oppenheimer funds as the "Administrator" of this Code of Ethics.

         (b)  The duties of such Administrator will include:

              (i) Continuous maintenance of a current list of the names of all Covered Persons with an appropriate description of their title or employment;

              (ii) Furnishing all Covered Persons a copy of this Code of Ethics and initially and periodically informing them of their duties and obligations thereunder;

              (iii)    Designating,  as  desired,   appropriate  personnel  to
                   review   transaction  and  holdings  reports  submitted  by
                   Covered Persons;

              (iv) Maintaining or supervising  the  maintenance of all records required by the Code of Ethics;

              (v) Preparing listings of all transactions effected by any Covered Person within fifteen (15) days of the date on which the same security was held, purchased or sold by an Advisory Client;

              (vi) Determining whether any particular securities transaction should be exempted pursuant to the provisions of Paragraph 4(e) of this Code of Ethics;

              (vii)Issuing either personally or with the assistance of counsel as may be appropriate, any interpretation of this Code of Ethics which may appear consistent with the objectives of the Rule and this Code of Ethics.

              (viii) Conducting such inspections or investigations, including scrutiny of the listings referred to in the subparagraph (v) above, as shall reasonably be required to detect and report, with his/her recommendations, any apparent violations of this Code of Ethics to OFI and to the directors of the affected Oppenheimer funds or any committee appointed by them to deal with such information;

              (ix) Submitting a quarterly report to the Board of Directors of each Oppenheimer fund potentially affected, containing a description of any violation and the sanction imposed; transactions which suggest the possibility of a violation; interpretations issued by and any exemptions or waivers found appropriate by the Administrator; and any other significant information concerning the appropriateness of this Code of Ethics.

              (x) Submitting a written report at least annually to the Board of Directors or Trustees of each Oppenheimer fund which:

                   (a) summarizes  existing  procedures   concerning  personal
                       investing and any changes in the procedures made during the past year;

                   (b) identifies   any   violations   requiring   significant
                       remedial action during the past year and describes the remedial action taken;

                   (c) identifies any recommended changes in existing
                       restrictions or procedures based upon experience under the Code of Ethics, evolving industry practices or developments in applicable laws or regulations;

               (d)  reports with respect to the  implementation  of this Code of
                    Ethics  through   orientation  and  training   programs  and
                    on-going reminders; and

               (e) certifies that the procedures set forth in this Code of Ethics were as reasonably necessary to prevent Covered Persons from violating the Code of Ethics.

              (xi) Maintaining periodic educational conferences to explain and reinforce the terms of this Code of Ethics.

     9.  Required Records

         The Administrator shall maintain and cause to be maintained in an easily accessible place, the following records:

         (a) A copy of any Code of Ethics adopted pursuant to the Rule which has been in effect during the most recent five (5) year period;

          (b) A record of any violation of any such Code of Ethics, and of any action taken as a result of such violation, within five (5) years from the end of the fiscal year of OFI in which such violation occurred;

          (c) A copy of each report made by a Covered Person, as well as trade confirmations and account statements that contain information not duplicated in such reports, within five (5) years from the end of the fiscal year of OFI in which such report is made or information is provided, the first two (2) years in an easily accessible place;

          (d) A copy of each report made by the Administrator within five (5) years from the end of the fiscal year of OFI in which such report is made or issued, the first two (2) years in an easily accessible place;

          (e) A list, in an easily accessible place, of all persons who are, or within the most recent five (5) year period have been, required to make reports pursuant to the Rule and this Code of Ethics or who are or were responsible for reviewing these reports; and

         (f) A record of any decision, and the reasons supporting the decision, to permit an Investment Person to acquire a private placement security, for at least five (5) years after the end of the fiscal year in which permission was granted.

     10. Amendments and Modifications

         This Code of Ethics may not be amended or modified except in a written form which is specifically approved by majority vote of the Independent Directors of each of the Oppenheimer funds.


Dated as of: March 1, 2000



                                    --------------------
                                    Andrew J. Donohue
                                    Secretary





APPENDICES - FORMS
     These forms are for reporting purposes under this Code of Ethics, are subject to change from time to time by the Administrator of this Code of Ethics or his/her designee, and are neither incorporated into nor are part of this Code of Ethics.

I.    Acknowledgement of Receipt of Code of Ethics
II.   Initial Report and Annual Report of Personal Securities Holdings
III.  Pre-Clearance of Personal Securities Trades
IV.   Initial Public Offering Approval Request Form
V.    Private Placement Approval Request Form
VI.   Quarterly Report under the Code of Ethics
VII.  Annual Certification of Compliance with Code of Ethics legag\code_2000March

                         CODE OF ETHICS ACKNOWLEDGEMENT



To:  Administrator of Code of Ethics



     I hereby certify to OppenheimerFunds, Inc. ("OFI") and the Oppenheimer funds that I have read and understand the Code of Ethics, I recognize that I am subject to the Code of Ethics, and I will act in accordance with the policies and procedures expressed in the Code of Ethics.



Date:______________________





                                          ---------------------------
                                          Signature


                                          ---------------------------
                                          Print Name

          PERSONAL SECURITIES ACCOUNT AND HOLDINGS NOTIFICATION FORM
           (ATTACH COPIES OF STATEMENTS FOR ACCOUNTS LISTED BELOW)


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       EMPLOYEE NAME/EXT.                        DEPARTMENT/TITLE                            DIRECT SUPERVISOR
======================================================================================================================
======================================================================================================================

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     NAME IN WHICH PERSONAL              BROKER/INSTITUTION'S NAME AND MAILING
  SECURITIES ACCOUNT IS HELD(1)                         ADDRESS                              ACCOUNT NUMBER
======================================================================================================================
======================================================================================================================

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OTHER  PERSONAL  HOLDINGS(2)  (NOT  INCLUDED  IN  STATEMENTS  FOR  ACCOUNTS
LISTED ABOVE)
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                                                       Number of
  Trade           Description           Type of       Shares, or       Unit     Total Cost       Name of Broker,
   Date           of Security         Transaction      Principal       Price   or Proceeds       Dealer or Bank
                                                   Amount, Interest
                                                    Rate & Maturity
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I CERTIFY THAT THE INFORMATION CONTAINED IN THIS STATEMENT IS ACCURATE AND THAT
LISTED ABOVE ARE ALL PERSONAL SECURITIES ACCOUNTS AND PERSONAL HOLDINGS IN WHICH
I HAVE BENEFICIAL INTEREST OR OVER WHICH I EXERCISE INVESTMENT CONTROL.


------------------------------------
------------------
EMPLOYEE SIGNATURE                                         DATE OF HIRE

(1)List your own securities account as well as those accounts in which you have a financial interest or over which you exercise investment control.
(2)List your personal holdings not reflected in the attached account statements.

                  Personal Securities Trading Authorization

                               PRE-CLEARANCE FORM

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                                  Security Identifier   Buy                                                    Estimated
        Name of Security            (CUSIP or ticker     Or          Name of Broker             Brokerage      Date/Time
                                        symbol)         Sell                                    Account #      Of Trade*
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* Pre-clearance is effective for current business day and next business day only.

                          Yes    No

Pre-clearance:    Granted |_|    Denied |_|
                          |_|           |_| Existing Trade on the trading desk?



If the answer to either question is yes, pre-clearance is denied.



Requested by:
-------------------------------------------
--------------------------------------------            -----------------
            (Signature)                                 (Print Name)
(Date)



Authorization for                Authorization
for Fixed
Equity Securities:_______________Income Securities: __________________________
-----------
               Joy Milan                     Date
Donna Hymes    Date

                                      67890

                   Initial Public Offering Approval Request

  Note: Investment persons, as defined in Oppenheimer Funds Code of Ethics, may not purchase any security in an Initial Public Offering

------------------------------
--------------------------------
Name ( Please Print)                                        Department

1.    Name                             of                              issuer:
------------------------------------------------------------------------------

2.    Type of security: ? Equity         ? Fixed Income

3.    Planned                date               of                transaction:
------------------------------------------------------------------------------

4.    Size                            of                             offering:
-----------------------------------------------------------------------------

5.    Number         of         shares         to        be         purchased:
------------------------------------------------------------------------------

6.    What    firm    is    making    this    IPO     available     to    you?
   -------------------------------------------------------------------------

7.    Do you do business  with this firm in  connection  with your job duties?
   -----------------------------------------

8. Do you believe this IPO is being made available to you in order to influence brokerage order flow for fund or client accounts? __________

-------------------------------------------------------------------------------

9. Have   you   in   the   past   received   IPO    allocations    from   this
firm?                       ? Yes      ? No

   If  "yes",  please  provide  a  list  of  all  previously  purchased  IPO's
-------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------

10.                                             To your  knowledge,  are other
OppenheimerFunds personnel or clients involved?      ? Yes      ? No

   If  "yes",  please  describe
----------------------------------------------------------------------------


----------------------------------------------------------------------------

11.   Describe   how  you  became  aware  of  this   investment   opportunity:
      -----------------------------------------------------------------------


-----------------------------------------------------------------------------


-----------------------------------------------------------------------------


I understand that approval, if granted, is based upon the information provided herein and I agree to observe any conditions imposed upon such approval.

I represent (i) that I have read and understand the Oppenheimer Funds Code of Ethics with respect to personal trading and recognize that I am subject thereto;
(ii) that the above trade is in compliance with the Code; (iii) that to the best of my knowledge the above trade does not represent a conflict of interest, or an appearance of a conflict of interest, with any client or fund; and (iv) that I have no knowledge of any pending client orders in this security. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s) listed above until I have received formal approval.


------------------------------------------------------------------
----------------------------------------
                                                      Signature
                                      Date

Date Received by Legal Department: ____________________________________


Approved: _______________________________       Disapproved:
_______________________          Date: _________________________
        Name:                             Name
        Title:                            Title:

                       Private Placement Approval Request
(Attach a copy of the Private Placement Memorandum, Offering Memorandum or any other relevant documents)

------------------------------
--------------------------------
Name and Title   ( Please Print)                            Department

1.    Name of  corporation,  partnership or other entity (the  "Organization")
   --------------------------------------------------------

2.    Is the Organization:    ? Public         ? Private

3.    Type            of             security             or             fund:
------------------------------------------------------------------------------

4. Nature of participation (e.g., Stockholder, General Partner, Limited Partner). Indicate all applicable: _______________________________

5.    Planned                date               of                transaction:
------------------------------------------------------------------------------

6.    Size     of     offering     (if    a    fund,     size    of     fund):
 ------------------------------------------------------------------------------

7.    Size                of                your                participation:
-----------------------------------------------------------------------------

8.   Would  the   investment   carry  limited  or  unlimited   liability?
   Yes?      ? No

9.    To your  knowledge,  are other  OppenheimerFunds  personnel  or  clients
   involved?      ? Yes      ? No      If "yes", please describe:  ______

-------------------------------------------------------------------------------

10.   Describe   the   business   to  be   conducted   by  the   Organization:
-----------------------------------------------------------------------------


------------------------------------------------------------------------------

11.   If Organization is a fund:
o Describe investment objectives of the fund (e.g., value, growth, core or specialty)
------------------------------------------------------------------------------

12.   For portfolio managers:
o Does a fund that you manage have an investment objective that would make this private placement an opportunity that should first be
      made   available   to  a  fund  or  client  you  manage   money  for?  ?
      Yes      ? No

      If    "yes",     please     describe     which     client    or    fund:
      ---------------------------------------------------------------------

13.   Will   you   participate   in  any   investment   decisions?   ?  Yes  ?
   No        If "yes", please describe:

----------------------------------------------------------------------------

14.   Describe how you become aware of this investment opportunity:


----------------------------------------------------------------------------

I understand that approval, if granted, is based upon the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify the Legal Department in writing if any aspect of the investment is proposed to be changed (e.g., investment focus, compensation, involvement in organization's management) and I hereby acknowledge that such changes may require further approvals, or divestiture of the investment by me.

I represent (i) that I have read and understand the Oppenheimer Funds Code of Ethics with respect to personal trading and recognize that I am subject thereto;
(ii) that the above trade is in compliance with the Code; (iii) that to the best of my knowledge the above trade does not represent a conflict of interest, or an appearance of a conflict of interest, with any client or fund; and (iv) that I have no knowledge of any pending client orders in this security. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s) listed above until I have received formal approval.

------------------------------------------------------------------
----------------------------------------
                                                      Signature
                                      Date

Date Received by Legal Department: ____________________________________


Approved: _______________________________       Disapproved:
_______________________          Date: _________________________
        Name:                             Name
        Title:                            Title:

TO:     Administrator of the Code of Ethics           DATE:
        -------------------------
FROM:   ________________________ (Print Name)         RE: Quarterly Report

As a covered person under the Code of Ethics of OppenheimerFunds, Inc. I hereby confirm that, other than accounts and the transactions listed below, I have no other securities accounts and have not made any purchases or sales of securities covered by the Code during the quarter ended __________________ except (i) transactions through a brokerage account listed below for which copies of all confirmations and statements have been furnished to you, or (ii) transactions in shares of one or more of the Oppenheimer funds in an account identified as an OFI Employees Account in the Dealer section of the Account Statement.

I understand that the Code of Ethics covers all securities transactions for (i) my personal account; (ii) any account in which I have a beneficial interest;
(iii) any account maintained by a relative residing with me; and (iv) any account over which I have any discretionary powers of investment. All securities are covered except U.S. Treasury securities, money market instruments and non-Oppenheimer open-end mutual funds. I also understand inaccurate completion of this form may result in disciplinary sanctions.

All brokerage accounts subject to the Code of Ethics are described below. If there are no brokerage accounts subject to the Code of Ethics, write "none" below.

NOTE: YOU MUST COMPLETE ALL BROKERAGE ACCOUNT INFORMATION EVEN IF YOU HAVE PREVIOUSLY SUBMITTED THIS INFORMATION. AN INCOMPLETE REPORT WILL BE RETURNED TO
                                        -- ---------- ------ ---- -- -------- --
YOU FOR PROPER COMPLETION.
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Firm Name / Address         Account Number        Name(s) In Which Account Is
                                                        Registered
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Transactions: List only if done through a broker who has NOT forwarded copies of your account statements to the Code Administrator; or if done in any Oppenheimer funds account NOT identified as an OFI Employees Account. If there are no transactions to report, write "none" below.

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                                    Number of
Trade  Description   Type of       Shares, or  Unit  Total Cost  Name of Broker,
Date   Of Security   Transaction   Principal   Priceor Proceeds  Dealer or Bank
                                               Amount,
                                            interest rate
                                              & maturity
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THIS REPORT IS TO BE COMPLETED, DATED, SIGNED AND RETURNED TO THE ADMINISTRATOR OR THE ADMINISTRATOR'S DESIGNEE ON OR BEFORE THE 10TH CALENDAR DAY AFTER QUARTER-END.


                                    ----------------------------------------
                                    Signature

                                 CODE OF ETHICS

                              Annual Certification


TO:   Administrator of the Code of Ethics

RE:   Annual Certification of Compliance - Sections 5(h) and 5(i):
      ------------------------------------------------------------

      In accordance with the requirements of Sections 5(h) and 5(i) of the Oppenheimer Funds Inc. Code of Ethics ("Code of Ethics") I hereby certify that:

      (1) I have read and understand the Code of Ethics and I recognize that I am subject to it;

      (2) I have complied with the requirements of the Code of Ethics; and

      (3) I have disclosed or reported all personal securities transactions and holdings as required under the Code of Ethics.





By:   _______________________________
      Signature


      -------------------------------
      Print Name


Date: _______________________________




legag\CODE_2000March